                                                                Exhibit 10.12a

        FIRST AMENDMENT TO INTELLIGENT INFORMATION INCORPORATED SERVICE
                               RESELLER AGREEMENT

      THIS FIRST AMENDMENT is made this 1st day of JULY, 1998, by and between Intelligent Information Incorporated ("III"), a Delaware corporation and Omnipoint Communications Services, LLC, a Delaware limited liability company, assignee of Omnipoint Communications, Inc. ("Omnipoint"), to the Intelligent Information Incorporated Service Reseller Agreement by and between III and Omnipoint Communications, Inc.

      WHEREAS III and Omnipoint have mutually agreed to engage in the delivery of new and/or additional services, promotions and activities relating to intelligent information based on data from various sources ("Information Providers") to Omnipoint subscribers owning text displaying wireless devises either at prearranged times or as data conditions change by prearranged parameters; and

      WHEREAS the parties have agreed to a pricing structure to govern the new and/or additional information service offerings of III;

      NOW, THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby upon, the parties hereby agree as follows:

1. Effective upon the date above, Appendix B of the Agreement is amended to include, in addition to its current contents, Schedules 6, 7 and Exhibit 1, hereof.

2.    The parties hereby agree to take part in the activities described in
      Schedule 7 hereof, which are aimed toward the growth and development of information services. All costs for any given program shall be discussed and agreed to by the parties prior to implementation of such program. Neither party shall be obligated for any costs not expressly agreed to by the party.

3. III shall establish and maintain until modified or terminated by mutual agreement of the parties, within ninety (90) days of the date of this Amendment, a cooperative advertising fund described in Exhibit 1 hereof.

4. The terms of this Amendment are hereby deemed confidential according to the terms of the Non-Disclosure Agreement executed between the parties.

5. In the event of conflict between this Amendment and the Agreement, this Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto intending to be legally bound have hereby cause this First Amendment to the Agreement to be duly signed the day and year first above written.

Omnipoint Communications Services, LLC

By:  /s/ Gary D. Cuccio
     -------------------------------

Name/Title:   Gary D. Cuccio        Date 6/29/98
            ------------------------    -------------

Intelligent Information Incorporated

By:  /s/ Stephen G. Maloney
     -------------------------------
Name/Title: STEPHEN MALONEY/PRES.   Date 7/5/98
            ------------------------    -------------






Omnipoint Confidential                 1

SCHEDULE 6

1. III will cooperate with Omnipoint in the process of moving existing Subscribers to the Products described in Schedules 1 and 2, to the new Services described herein.

2. III will report to Omnipoint monthly by the fifth day of each month the number of Subscribers on its systems by type of Service. Omnipoint will no longer be required to prepare this monthly report to III. III will prepare a detailed reconciliation report, in order that the Subscribers, reported by Omnipoint and invoiced by III heretofore, can be reconciled. The parties will cooperate to reconcile the account.

            Service Provisions and Cost Schedule


            A. III will provide to Omnipoint the ability to offer its subscribers a choice of one of the following FOX-branded Basic Services at a cost to Omnipoint of $0.10 per subscriber per month:


--------------------------------------------------------------------------------
Choice of One Basic Service         Content ad Delivery
Plus Reminder Alert
--------------------------------------------------------------------------------
FOX News Headlines                  2 messages per day, plus breaking news
--------------------------------------------------------------------------------
FOX Business News                   2 messages per day, plus breaking news
--------------------------------------------------------------------------------
FOX Sports                          2 messages per day, plus breaking news
--------------------------------------------------------------------------------
TV Guide Entertainment              2 messages per day, plus breaking news
--------------------------------------------------------------------------------
Reminder Alert                      As required by Subscriber
--------------------------------------------------------------------------------

            B. In addition, Omnipoint Subscribers may elect to subscribe to any number of the III "Single Service Selection" services below at the following cost to Omnipoint:


            ---------------------------------------------------------
             Aggregate Single       Cost to Omnipoint per Subscriber
             Service Selection      per month per Selection
             Subscriber Volume
            ---------------------------------------------------------
             0 to 9,999                                        $.60
            ---------------------------------------------------------
             10,000 to 19,999                                   .55
            ---------------------------------------------------------
             20,000+                                            .50
            ---------------------------------------------------------


--------------------------------------------------------------------------------
Single Service Selections   Delivery
--------------------------------------------------------------------------------
FOX News Headlines          2 messages per day, plus breaking news
--------------------------------------------------------------------------------
FOX Business News           2 messages per day, plus breaking news
--------------------------------------------------------------------------------
FOX Sports                  2 messages per day, plus breaking news
--------------------------------------------------------------------------------
TV Guide Entertainment      2 messages per day, plus breaking news
--------------------------------------------------------------------------------
Reminder Alert              As required by Subscriber
--------------------------------------------------------------------------------
Company News                3 publicly traded companies delivered as news occurs
--------------------------------------------------------------------------------
Stock Quotes                3 publicly traded companies as news occurs
--------------------------------------------------------------------------------
Horoscopes                  1 sign delivered daily
--------------------------------------------------------------------------------
Health News                 As occurs
--------------------------------------------------------------------------------
Lottery                     Daily, by state
--------------------------------------------------------------------------------
Golf Report                 Leaderboard Finals
--------------------------------------------------------------------------------
Tennis Line                 TBD
--------------------------------------------------------------------------------
In-game Sports Scores       one team, end of period, quarter, plus final score
--------------------------------------------------------------------------------





Omnipoint Confidential                 2
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
--------------------------------------------------------------------------------
Weather Reports             3-day report, daily, plus breaking weather
--------------------------------------------------------------------------------
Severe Weather Reports      Hurricane, Tornado, Flood warnings and watches
--------------------------------------------------------------------------------
Marine Forecast             Current conditions and forecast by city
--------------------------------------------------------------------------------
Ski Reports                 Resort area, daily conditions in season
--------------------------------------------------------------------------------

            C. Omnipoint Subscribers may additionally elect to receive the following Information Service Packages at the following cost to
            Omnipoint:


            -----------------------------------------------------------
            Aggregate Information      Cost to Omnipoint per subscriber
            Service Package            per Package per month
            Subscriber Volumes
            -----------------------------------------------------------
            0 to 4,999                                            $1.05
            -----------------------------------------------------------
            5,000 to 9,999                                          .99
            -----------------------------------------------------------
            10,000+                                                 .95
            -----------------------------------------------------------


--------------------------------------------------------------------------------
Information Service         Content and Delivery
Packages*                   (See Basic and Single Service for descriptions)
--------------------------------------------------------------------------------
FOX News Package            FOX News, Business Report, Sports News, TV Guide
--------------------------------------------------------------------------------
Pro and College Sports      Choice of 4 Teams: in-game scores, pre and
                              post-game news
--------------------------------------------------------------------------------
Entertainment Package       Horoscope, Soap Operas, TV Guide
--------------------------------------------------------------------------------
Business Package            FOX Business Report, Stocks Quotes, Dow Jones Update
--------------------------------------------------------------------------------
Health Package              Professional/Consumer: TBD
--------------------------------------------------------------------------------

*     Each Information Service Package includes Reminder Alert Service

            D. Omnipoint Subscribers may additionally elect to receive the following Premium Service Packages at a cost to Omnipoint per subscriber per month as indicated below:


--------------------------------------------------------------------------------
Premium Information     Content
Service Packages
--------------------------------------------------------------------------------
Financial Reporter      o Stock Alerts (5 Publicly Trade Companies), parameters
$4.95                     providing up to two Alters per day.
                        o Company News (5 Publicly Trade Companies)
                        o Stock Quotes (5 Publicly Trade Companies)
                        o Reminder Alert Service
--------------------------------------------------------------------------------



            E. Omnipoint Subscribers may elect to receive the following "On-Demand" Services at a cost to Omnipoint of $0.08 per transaction:


            --------------------------------------
            On-Demand Services
            --------------------------------------
            A Stock Quote
            --------------------------------------
            A Weather Forecast for one city
            --------------------------------------
            A Sports Score for one team
            --------------------------------------

            F. Nothing in this agreement shall restrict or limit Omnipoint's ability to determine pricing charged to its subscribers for any of the Services. Omnipoint is free to market the services under product names of its own choosing.






Omnipoint Confidential                 3

            G. III certifies that it will test to ensure the systems and services provided to Omnipoint under this agreement will continue to perform correctly through the year 2000 transition. Such testing shall occur prior to 4th Quarter 1999; III will provide Omnipoint the opportunity to review the test plan prior to testing, after which III shall implement and report upon the status of said tests.







Omnipoint Confidential                 4
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SCHEDULE 7

Marketing and Promotional Activities


1. Upon the execution of this Amendment, III will issue a $0.10 credit each month to Omnipoint for each Subscriber receiving one or more Basic Services.


2. The parties will periodically introduce new service offerings, including promotional services (e.g., World Cup, PGA Tour, US Open, NFL packages).

3. III will attach ("tag") advertising phrases and/or an advertiser's name to messages generated by the services. III shall notify Omnipoint of the final text of any proposed advertising phrase and/or advertiser name no less than three business days prior to execution.

      o Omnipoint shall have the right to refuse, in its sole discretion, the delivery of any advertiser and/or message tag, to all or any subset, including individual Subscribers, of Omnipoint's Subscriber base.

      o Notwithstanding this provision, Omnipoint agrees that the parties will strive to deliver a minimum of one (1) advertising `tag' per day per Subscriber.


      o III will credit to Omnipoint 20% of the net revenue derived from advertising and commerce.



      o Omnipoint may insert advertising tags on 1/3 of the messages sent to all Subscribers. III may not alter Omnipoint's provided tags. Omnipoint may direct the distribution of messages for such tags.


4. Omnipoint will create quarterly communications to the existing subscriber base utilizing some or all of the following:

            o     Direct Mail

            o     Bill Inserts, Bill Messages

            o     Customer Newsletter

            o     Press releases, where appropriate

5. Omnipoint will create new collateral detailing the information services described in Schedule 6.

6. III will work with Omnipoint to create and deliver advertising messages to promote information services.

7. Omnipoint will explore the development of an IVR Option within the Customer Care Automated Response System Menu (i.e., press `X' to order --> route to Y CC team).

8. Omnipoint will explore commissioning the sales force for the sale of information services.

9. Omnipoint will explore the option of promoting "Start your day with Omnipoint's Wireless News Service," or similar information services campaign.

Implementation Details

1. III will design and implement updated Customer Care Provisioning Screens, including a conversion feature to allow the Subscriber to move from their existing product(s) to the new services by selecting the new services and thereby deleting their old selections, prior to the commercial launch of the proposed services contained herein.

2. The parties will address III Provisioning Functionality and Billing/TRIS+ integration requirements.

3. The parties will update existing Service Menu Offerings, including deleting or changing services over time, as appropriate.

4.    III will develop end-user Internet solution with billing system interface.

5. III will increase the number of characters per SMS message (i.e., towards utilizing between 150 and 160 characters per message).

6. Omnipoint will develop Customer Care on-hold message educating listeners about the availability of information services.

7. Omnipoint will update the information services portion of the current omnipoint.com web site.

8. III will develop an end-user Internet solution and Omnipoint will assist with billing system and Internet interface.

9. III will augment the single selection services with additional FOX content (e.g., Health and Sci-Tech).




Omnipoint Confidential                     5

10. Omnipoint will retain the right to request the omission of specific companies from the FOX Business Report category; III will respond to such requests by omitting the named companies or message entirely.

11. Omnipoint will increase its communications and SMSC throughput and backup facilities to accommodate the volume of messages anticipated by the changes contemplated herein.

Transitional Payment Obligations


1. Upon migration of existing Value and Advanced Subscribers to the new Services described in Schedule 6, Omnipoint's cost will be as described in Schedule 6 for such services.



2. Schedules 1 through 5 are not applicable to or for Subscribers receiving the new services provided in Schedule 6.






Omnipoint Confidential                     6

EXHIBIT 1

III Co-operative Advertising Program Guidelines

Co-op Program Eligibility

All North American, Intelligent Information Incorporated (III) business partners are eligible. To participate in the program, business partners must complete a Co-op program registration form.

Co-op Program Accruals


      For the period July 1, 1998 through December 31, 1998, standard Co-op will accrue at a rate equal to 3% of the actual amounts invoiced for the period, calculated on a quarterly basis. Accrued Co-op funds belong to III until released for reimbursement of claims for eligible and approved activities. For the purposes of this agreement, the Omnipoint-III Co-op fund will be maintained separately and used exclusively for Omnipoint Co-op activities.




      All information services (content) billings are considered part of the price. No money is accrued for programming fees, telecommunication connections, or other expenses or fees.


      III reserves the right to change the amount of the accrual and the eligible products and options at any time with sixty days (60) prior written notice.

      III reserves the right to introduce bonus programs throughout the program year.

Co-op Program Guidelines

1. The "Powered by III" logo must appear in all advertising to qualify for Co-op reimbursement.

2. III will provide "Powered by III" logo and usage guidelines which must be followed to qualify for reimbursement.

3. No competitors' information services products may be featured in the same ad.


4. Reimbursement percentage for qualified ads is 50% of the net cost of the business partner's advertising.


5. If ad is not dedicated to III's information services, III will reimburse the pro-rated III information services portion of the ad only.

6. To receive credit for print media, III requires a "tear-sheet" of the advertisement and receipt copy of paid media invoice attached to the Co-op claims submission form.

7. To receive credit for electronic media, III requires copies of commercial, station affidavit of performance and receipt copy of paid station invoices attached to the Co-op claims submission form.

8. All claims must be postmarked within 60 days from the date of advertising or other promotional programs and can be submitted no later than the May 31, 1999 deadline. Claims not received by this date will be denied and any unused balance will be forfeited.

9. III reserves the right to suspend payment of claims if business partner's account is not current. If account is not made current prior to filing deadline, all money accrued will be forfeited. Co-op funds can not be applied to amount owed.

10. III reserves the right to change this program, including the amount of the accrual and eligible products and options at any time without prior notice.

11. Trade/barter ads, agency fees/commissions, discounts and taxes are not reimbursable.

12. All advertising must be in compliance with local, state and federal laws and must be in good taste. Each customer is solely responsible for any such advertising. III expressly disclaims any liability or responsibility for any advertising or promotion by the customer.

13. All claims and text regarding III information services must be truthful. Any false or misleading representation will result in a denial of the co-op claim.

14. Program participants can choose method of reimbursement on the claims submission form. Options are credit applied to the next invoice after approval, or check.






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

Advertising Will Comply with Intelligent Information Incorporated Co-op Program Media Usage Guidelines as Outlined in Annex A.


Annex A

-------------------------------------------------------------------------------------------------
                                                  Documentation            Advertising
Media Type                Expenses Covered        Required                 Requirements
-------------------------------------------------------------------------------------------------
Print                     o  Media Cost           o Co-op Claims           o  Ad must conform
  o   Newspapers          o  Production             Submission Form           to III Co-op
  o   Magazines                                   o 1 original ad per         program guidelines
                                                    publication               and "Powered by
                                                    showing name,             iii" logo usage
                                                    date and location of      guidelines
                                                    publication (tear      o  Prior approvals are
                                                    sheet).                   not required
                                                  o Photocopies are not
                                                    acceptable
                                                  o Copy of paid
                                                    invoice
                                                  o Multiple
                                                    Appearance Ads
                                                    must also include
                                                    "Newspaper Ad
                                                    Multiple
                                                    Appearance
                                                    Certification Form"
-------------------------------------------------------------------------------------------------
Direct Mail/Retail        o  Net Printing Cost    o Co-op Claims           o  Ad must conform
   o  Statement Stuffers  o  Production             Submission Form           to III Co-op
   o  Newsletters         o  Mailing List         o 2 original samples        program guidelines
   o  Postcards              Purchase/Rental      o Copy of paid              and "Powered by
                                                    invoice                   iii" logo usage
                                                                              guidelines
                                                                           o  Prior approvals are
                                                                              not required
-------------------------------------------------------------------------------------------------
TV & Radio                o  Media Cost           o Co-op Claims           o  "Powered by iii"
                                                    Submission Form           must be mentioned
                                                  o Copy of paid              at least once.
                                                    invoice with details   o  Prior approvals are
                                                    of spot length, air       not required
                                                    dates, number of
                                                    spots aired, cost per
                                                    spot, and total cost
                                                  o Station affidavit
                                                    and notarized copy
                                                    of video/audiotape
                                                    used
-------------------------------------------------------------------------------------------------
Internet                  o  Banner Advertising   o Co-op Claims           o  Ad must conform
                                                    Submission Form           to III Co-op
                                                  o Copy of paid              program guidelines
                                                    invoice                   and "Powered by
                                                  o Copy of                   iii" logo usage
                                                    advertisement             guidelines
                                                                           o  Prior approvals are
                                                                              not required
-------------------------------------------------------------------------------------------------




Omnipoint Confidential                     8